Exhibit 10.47

Bpifrance Sud-Est

186 avenue Thiers

69465 Lyon Cedex 06

CONTRAT N° A1308020 V

Entre :

1°) Bpifrance Financement

Société Anonyme au capital de 750 860 784 euros

Immatriculée au Registre du Commerce et des Sociétés de Créteil sous le numéro

320 252 489

Dont le siège social est situé au 27-31, avenue du Général Leclerc - 94710

MAISONS-ALFORT Cedex

Représentée par Madame Corinne PERRET-HONEGGER, agissant en qualité de

Responsable du Service Innovation et Immatériel

Désignée ci-après par « Bpifrance Financement »

D’une part,

Et:

2°)     ALIZE PHARMA

SAS, au capital de 110 894,00 euros

N° SIRET: 49757562100022

ESPACE EUROPEEN

15 CHEMIN DU SAQUIN

69130 ECULLY

Représentée par la SARL TAB CONSULTING, agissant en qualité de Président,

elle-même représentée par Monsieur THIERRY ABRIBAT, agissant en qualité de

Gérant

Désignée ci-après par le « BENEFICIAIRE »

D’autre part,

Vu le décret n° 97-682 du 31 mai 1997, relatif à l’aide à l’innovation ;

Vu l’ordonnance n°2005-722 du 29 juin 2005 modifiée relative à la création de l’établissement public OSEO et de la société anonyme OSEO ;

Vu l’encadrement communautaire des aides d’Etat à la recherche, au développement et à l’innovation n°2006/C 323/01 publié au Journal Officiel de l’Union Européenne (JOUE) du 30 décembre 2006 ;

Vu le régime d’Aide d’Etat N408/2007 d’intervention d’OSEO innovation en faveur de la recherche, du développement et de l’innovation en date du 17 Janvier 2008 ;

Vu les articles 60 à 64 de la loi n° 2010-1249 du 22 octobre 2010 de régulation bancaire et financière ;

Vu le décret n° 2010-1672 du 28 décembre 2010 approuvant les statuts de la société anonyme OSEO et portant diverses dispositions relatives à son fonctionnement;

Vu la décision de l’Assemblée Générale d’OSEO SA en date du 12 juillet 2013, changeant la dénomination sociale d’OSEO SA en Bpifrance Financement SA ;

Vu le décret n° 2013-637 du 12 juillet 2013 approuvant les statuts de la société anonyme Bpifrance Financement;

A1308020 V / AE AN A0 00

Vu la demande d’aide à l’innovation déposée par le BENEFICIAIRE et enregistrée le 18/07/2013 sous le n°A1308020 V ;

Vu les instructions technique et financière effectuées dans les conditions prévues à l’article 7 du décret n° 97-682 susvisé ;

CONDITIONS PARTICULIERES D’OCTROI DE L’AIDE

ARTICLE 1 — MONTANT, OBJET ET FORME DE L’AIDE

1.1.-                Bpifrance Financement accorde au BENEFICIAIRE, sous les modalités et conditions de versements prévues à l’article 2, une aide à l’innovation d’un montant de 750 000,00 €.

Cette aide est affectée au programme visé dans l’exposé présenté par le BENEFICIAIRE et ayant pour objet :

Essai clinique de phase 1 b chez le patient diabètique de type 2 pour AZP - 531.

1.2.-                En contrepartie de cette aide, le BENEFICIAIRE s’engage à réaliser le programme présenté dans un délai de 18 mois, à compter du 18/07/2013, et à mettre en oeuvre tous les moyens humains, techniques, financiers et commerciaux nécessaires au succès de son exécution et de l’exploitation commerciale de ses résultats.

1.3.-                Le montant total estimatif du programme présenté est de 1 917 162,40 € hors taxes. Les dépenses du programme d’innovation retenues dans l’assiette de l’aide s’élèvent à : 1 917 162,40 € hors taxes, selon devis en annexe.

En conséquence, le montant prévu ci-dessus représente 39,12 % du total des dépenses, hors taxes, retenues dans l’assiette de l’aide à l’innovation. La présente aide est accordée au BENEFICIAIRE sous forme d’une avance remboursable.

ARTICLE 2 - MODALITES ET CONDITIONS DE VERSEMENT DE L’AIDE

2.1.-                 Les fonds seront mis à disposition du BENEFICIAIRE en 2 versements :

• une somme de 500 000,00 € après la date de signature du présent contrat,

• le solde à l’achèvement des travaux, sur demande du BENEFICIAIRE et après transmission par celui-ci de l’Etat récapitulatif des Dépenses Acquittées (article 3.2) conformément au devis mentionné à l’article 1.3.

2.2.-                Le montant de chacun des versements sera porté au crédit du compte n° FR7613907000008116818921548, ouvert au nom du BENEFICIAIRE à la / au Banque Populaire Loire et Lyonnais après la signature du présent contrat par les parties, et conformément aux dispositions de l’article I des conditions générales..

ARTICLE 3 - FIN DE DIFFERE DE REMBOURSEMENT

3.1.-     La date de fin de différé de remboursement retenue est le 31/03/2016

3.2.-                A cette date au plus tard, le BENEFICIAIRE devra adresser à Bpifrance Financement un Etat Récapitulatif des Dépenses Acquittées, certifié exact, daté et signé par l’expert-comptable ou l’agent comptable assignataire du BENEFICIAIRE. Un modèle d’état récapitulatif est annexé au présent contrat.

3.3.-                Dans le cas où les documents et pièces justificatives fournies par le BENEFICIAIRE feraient apparaître des dépenses inférieures aux dépenses retenues dans l’assiette de l’aide, le montant de l’aide sera de plein droit réduit à 39,12 % du total des dépenses effectivement justifiées et retenues par Bpifrance Financement, le BENEFICIAIRE s’engageant à reverser sans délai l’indu éventuellement constate.

ARTICLE 4 - OBLIGATIONS DU BENEFICIAIRE

4.1.-                Le BENEFICIAIRE s’engage à rembourser à Bpifrance Financement la somme de 750 000,00 € suivant l’échéancier précisé ci-après :

4.1.1.- Echéancier:

17 500,00 € au plus tard le 31/12/2016

17 500,00 € au plus tard le 31/03/2017

17 500,00 € au plus tard le 30/06/2017

17 500,00 € au plus tard le 30/09/2017

35 000,00 € au plus tard le 31/12/2017

35 000,00 € au plus tard le 31/03/2018

35 000,00 € au plus tard le 30/06/2018

35 000,00 € au plus tard le 30/09/2018

40 000,00 € au plus tard le 31/12/2018

40 000,00 € au plus tard le 31/03/2019

40 000,00 € au plus tard le 30/06/2019

40 000,00 € au plus tard le 30/09/2019

45 000,00 € au plus tard le 31/12/2019

45 000,00 € au plus tard le 31/03/2020

45 000,00 € au plus tard le 30/06/2020

45 000,00 € au plus tard le 30/09/2020

50 000,00 € au plus tard le 31/12/2020

50 000,00 € au plus tard le 31/03/2021

50 000,00 € au plus tard le 30/06/2021

50 000,00 € au plus tard le 30/09/2021

4.1.2.- et, le cas échéant, au plus tard le 31/03 de chaque année, à compter du 01/01/2016, une annuité de remboursement égale à :

a) - 20,00 % du produit, hors taxes, des cessions ou concessions de licences - de brevets ou de savoir-faire - perçu au cours de l’année calendaire précédente lorsque lesdites cessions ou concessions portent sur tout ou partie des résultats du programme aidé

b) - 20,00 % du produit, hors taxes, généré par la commercialisation et notamment la vente à un tiers ou l’utilisation par le BENEFICIAIRE pour ses besoins propres des prototypes, pré-séries, maquettes, réalisés dans le cadre du programme aidé

Les sommes dues à Bpifrance Financement en application des alineas a) et b) du présent article 4.1.2, s’imputeront en priorité et à due concurrence sur l’ultime échéance due à Bpifrance Financement en application de l’article 4.1.1 et, le cas échéant, sur la penultième.

L’application du présent article 4.1.2 ne saurait amener le BENEFICIAIRE a rembourser a Bpifrance Financement une somme supérieure en principal au montant de l’aide qu’il a perçue.

4.2.-                Par ailleurs, dans l’hypothése où le montant de l’avance effectivement versée par Bpifrance Financement serait inférieur à la somme figurant à l’article 1, les remboursements stipulés à l’article 4.1.1 et à l’article 4.3 seront réduits au prorata des sommes versées.

4.3.-                En raison de la nature des travaux prévus au programme aidé, le BENEFICIAIRE profitera des résultats partiels ou indirects du programme pour une amélioration de ses produits ou plus généralement des technologies mises en oeuvre dans leur fabrication et/ou leur conception.

En conséquence, nonobstant l’echec ou le succès partiel du programme, le BENEFICIAIRE remboursera en tout état de cause à Bpifrance Financement une somme forfaitaire de 300 000,00 € payable suivant les modalités suivantes :

17 500,00 € au plus tard le 31/12/2016

17 500,00 € au plus tard le 31/03/2017

17 500,00 € au plus tard le 30/06/2017

17 500,00 € au plus tard le 30/09/2017

35 000,00 € au plus tard le 31/12/2017

35 000,00 € au plus tard le 31/03/2018

35 000,00 € au plus tard le 30/06/2018

35 000,00 € au plus tard le 30/09/2018

40 000,00 € au plus tard le 31/12/2018

40 000,00 € au plus tard le 31/03/2019

10 000,00 € au plus tard le 30/06/2019

4.4.-                Le BENEFICIAIRE pourra rembourser le montant de l’aide versée par anticipation.

4.5.-                Le BENEFICIAIRE sera délié de tous ses engagements et obligations lui incombant au titre du présent contrat dès qu’il aura remboursé en totalité la somme prévue en 4.1, sous réserve de ce qui suit :

dans l’hypothèse où, au cours de l’exécution du présent contrat, il apparaîtrait que le montant de l’aide allouée excède l’intensité d’aide autorisée par l’Encadrement communautaire 2006/C 323/01 publié au JOUE du 30 décembre 2006, le BENEFICIAIRE s’engage à rembourser à Bpifrance Financement, à sa demande, l’indu ainsi perçu.

ARTICLE 5 — ECHEC TECHNIQUE, SUCCES TECHNIQUE PARTIEL

5.1.                    Un constat d’échec technique ou de succès technique partiel du programme pourra ȇtre demandé par le BENEFICIAIRE à Bpifrance Financement. Les éventuelles difficultés financiéres du BENEFICIAIRE ne peuvent pas être un motif de demande de constat d’échec technique ou de succés technique partiel du programme.

La demande du BENEFICIAIRE, qui devra ȇtre adressée à Bpifrance Financement au plus tard à la date de fin de différé de remboursement fixée à l’article 3, devra ȇtre accompagnée des documents suivants :

• un rapport technique de fin de programme rendant compte de son exécution et de ses résultats.

• un état récapitulatif des dépenses acquittées, certifié exact par l’expert-comptable ou l’agent comptable assignataire du bénéficiaire, daté et signé par le BENEFICIAIRE. Un modèle d’état récapitulatif est annexé au présent contrat,

• ses derniers bilans, comptes de résultats et annexes depuis la date d’enregistrement de la demande d’aide.

5.2.                    Dans le cadre d’une demande de constat d’échec technique ou de constat de succès technique partiel faite par le BENEFICIAIRE, et au vu des éléments fournis par le BENEFICIAIRE, complétés par tous les éléments explicatifs que Bpifrance Financement jugera utiles, Bpifrance Financement déterminera soit le succès technique, soit le succès technique partiel, soit l’échec du programme.

5.3.                    a) En cas d’échec technique prononcé par Bpifrance Financement, le BENEFICIAIRE ne se trouvera délié de tous engagements et obligations lui incombant au titre du présent contrat, à l’exception des articles II.6, II.7 et VI des conditions générales qu’a condition qu’il ait rempli tous les engagements et obligations lui incombant jusqu’à la date du constat d’échec et qu’il ait satisfait aux obligations figurant à l’article 4.3.

b) En cas de succès technique partiel du programme prononcé par Bpifrance Financement, les conditions de remboursement de l’aide visées à l’article 4 pourront, le cas échéant, ȇtre adaptées par Bpifrance Financement par voie d’avenant.

c) Le coût des contrôles de dépenses et expertises, internes ou externes, qui pourront être diligentées par Bpifrance Financement pour instruire la demande de constat d’échec du BENEFICIAIRE sera imputé sur le montant de l’aide, ou refacturé au BENEFICIAIRE, qui s’oblige à leur paiement.

5.4.                    En l’absence de demande de constat d’échec technique ou de constat de succès technique partiel accompagnée des documents justificatifs prévus à l’article 5.1 ci-dessus avant la date de fin de différé de remboursement fixée à l’article 3, le succès technique total du programme sera réputé acquis et le remboursement de l’aide s’effectuera alors conformément aux stipulations de l’article 4.

ARTICLE 6 — PRELEVEMENTS SEPA

Toutes les sommes dues par le BENEFICIAIRE au titre de l’aide seront payées par mandat de prélèvement SEPA au profit de Bpifrance Financement sur le compte bancaire ou postal du BENEFICIAIRE.

A cette fin, le BENEFICIAIRE s’engage à maintenir au profit de Bpifrance Financement, pendant toute la durée du remboursement de la somme prévue à l’article 4.1, la faculté de procéder au prélèvement SEPA de toutes sommes dues sur le compte bancaire ou postal désigné sur le mandat remis préalablement à la signature du présent contrat d’aide à l’innovation ; le BENEFICIAIRE reconnaît et accepte que le premier prélèvement puisse être présenté par Bpifrance Financement, sous réserve du respect d’un délai minimum de 5 (cinq) jours ouvrés à compter de la date de signature du présent contrat.

En cas de changement de références bancaires ou postales, il devra en informer Bpifrance Financement au moins un mois avant la date de la prochaine échéance et joindre à cette demande un nouveau relevé d’identité bancaire.

ARTICLE 7 - PIECES CONTRACTUELLES

Les piàces contractuelles dont le BENEFICIAIRE reconnaît avoir pris connaissance et auxquelles il adhàre sont : les présentes conditions particulières, les conditions générates d’octroi de l’aide, le devis du programme hors taxes, le modèle d’état récapitulatif des dépenses et le mandat de prélèvement SEPA.

ARTICLE 8 — LOI APPLICABLE

La loi applicable au présent contrat est la loi française.

ARTICLE 9 - ATTRIBUTION DE JURIDICTION

Les Tribunaux de Paris seront seuls compétents pour toute contestation relative au présent contrat.

Alizé Pharma SAS	Fait à Lyon
15, chemin du Saquin - Bât. G	En deux exemplaires, le	27/01/2014
F - 69130 ECULLY
RCS Lyon 497 575 621

Le BENEFICIAIRE	Bpifrance Financement
Représenté par la Sari TAB CONSULTING	Corinne PERRET-HONEGGER
Agissant en qualité de Président,	Agissant en qualité de Responsable du Service
Elle-même représentée par Monsieur	Innovation et Immatériel
THIERRY ABRIBAT, agissant en qualité de
Gérant

Annexes :

• Devis du programme hors taxes,

• Conditions générales d’octroi de l’aide,

• Modèle d’état récapitulatif des dépenses,

• Mandat de prélèvement SEPA.

OSEO innovation	Bénéficiaire :	Alizé pharma I	Contrat n° :	A1308020V
			Durée du programme prévue par le Bénéficiaire (en mois) :	18
Aide à l’innovation Entreprise		Devis du programme d’innovation - Montants en Euros HT

		Etape 1				Etape 2				Etape 3
		Du 01-oct.-13 au 31-mai-14				Du 01-juin-14 au 31-mars-15				Du au
	Prix de	RI		DE		RI		DE		RI		DE		TOTAL
Nature des dépenses	l’heure (1)	Nb h	Montant	Nb h	Montant	Nb h	Montant	Nb h	Montant	Nb h	Montant	Nb h	Montant	RI	DE	TOTAL
Frais de personnel existant
Ingénieur (resp. affaire regle et chef de projet)	48,00		—	429	20 592,00		—	536	25 728,00		—		—	—	46 320,00	46 320,00
Ingénieur (pharmacologie)	42,00		—	161	6 762,00		—	201	8 442,00		—		—	—	15 204,00	15 204,00
Cadre	50,00		—	536	26 800,00		—	670	33 500,00		—		—	—	60 300,00	60 300,00
Cadre	88,00		—	643	56 584,00		—	804	70 752,00		—		—	—	127 336,00	127 336,00
Frais de personnel recruté pour le projet
Ingénieur (chef projet clinique)	56,00		—	643	36 008,00		—	804	45 024,00		—		—	—	81 032,00	81 032,00
S/T FRAIS DE PERSONNEL			—		146 746,00		—		183 446,00		—		—	—	330 192,00	330 192,00
Frais généraux forfaitaires (20% des frais de personnel)			—		29 349,20		—		36 689,20		—		—	—	66 038,40	66 038,40
S/T FRAIS GENERAUX ET ACHATS			—		29 349,20		—		36 689,20		—		—	—	66 038,40	66 038,40
Atlanbio					42 750,00				49 375,00					—	92 125,00	92 125,00
BERTIN					57 704,00				64 167,00					—	121 871,00	121 871,00
Entreprises (Quitiles CRO phase 1)					562 514,00				744 422,00					—	1 306 936,00	1 306 936,00
S/T PRESTATIONS ET SOUS-TRAITANCE			—		662 968,00		—		857 964,00		—		—	—	1 520 932,00	1 520 932,00
TOTAL par étape : RI puis DE			—		839 063,20		—		1 078 099,20		—		—	—	1 917 162,40	1 917 162,40
CUMUL par étape				Etape1 :	839 063,20			Etape 2:	1 078 099,20			Etape 3 :	—

(1): Taux Horaire Direct = (Salaires bruts annuels (d’après DAS) + Charges sociales) / 1607 heures

Le Bénéficiaire	OSEO innovation

1

Conditions générales d’octroi de l’aide Bpifrance Financement Juillet 2013

CONDITIONS GENERALES D’OCTROI DE L’AIDE

ARTICLE I - VERSEMENT DE L’AIDE

I -1 -      Le versement des fonds sera suffisamment constaté par les écritures comptables de Bpifrance Financement.

I - 2 -   Bpifrance Financement ne sera pas tenu de verser tout ou partie du montant de l’aide si l’un ou l’autre des cas visés à l’article VI ci-aprés vient à se produire ou si Bpifrance Financement estime que l’évolution de la capacité technique et/ou financière du BENEFICIAIRE ne lui permet pas de mener à bien I’exécution du programme.

En outre, Bpifrance Financement ne sera tenu à aucun versement en cas de non exécution des engagements du BENEFICIAIRE souscrits au titre d’autres contrats conclus par lui avec Bpifrance Financement.

Par ailleurs, si des événements extérieurs ayant un caractère de force majeure viennent remettre en cause l’intérêt économique du programme faisant l’objet de l’aide, ou si des changements fondamentaux interviennent dans le statut (voir article II.9) ou le contrôle du BENEFICIAIRE (voir article II.8), la situation ainsi créée sera examinée par Bpifrance Financement qui pourra modifier les décisions initiales.

I. 3 -       Bpifrance Financement ne sera tenu aux versements des montants de l’aide que dans la limite des crédits budgétaires de paiement disponibles mis à sa disposition par l’Etat pour gérer la procédure d’Aide à l’lnnovation. Le cas échéant, Bpifrance Financement informera le BENEFICIAIRE de cette situation dans les meilleurs délais.

1.4-           Le BENEFICIAIRE réglera à Bpifrance Financement une commission de risque dont le montant s’élève à 3% (non soumise à TVA) de l’avance remboursable accordée. Ce réglement sera retenu en totalité lors du premier versement de l’aide. Cette commission demeurera acquise en totalité à Bpifrance Financement, quel que soit le montant total de l’aide décaissée. Elle sera reversée au fondsd’intervention.

ARTICLE II - OBLIGATIONS DIVERSES DU BENEFICIAIRE

Le BENEFICIAIRE certifie par les présentes qu’il est en règie vis à vis de ses obligations fiscales et sociales en application de l’article 4 du décret n° 97-682 du 31 mai 1997, et s’engage, en outre :

II. 1 - à affecter exclusivement l’aide accordée par les présentes aux dépenses prévues dans le programme d’innovation et réalisées postérieurement à la date d’enregistrement de la demande ; à cet effet, le BENEFICIAIRE s’engage à dépenser la totalité des sommes qui lui incombent conformément au devis annexé,

II. 2 - à ne pas suspendre, ni abandonner la réalisation du programme sans en informer au préalable Bpifrance Financement,

II. 3 - à tenir Bpifrance Financement immédiatement informé des difficultés ou des événements sérieux et imprévus susceptibles de retarder, voire d’interrompre, l’exécution du programme,

II. 4 - à fournir, à la demande de Bpifrance Financement, toute information complémentaire sur l’exploitation des résultats du programme,

II. 5 - à se soumettre au contrôle qui sera opéré sur le plan technique et sur le plan financier par Bpifrance Financement, ou tous représentants accrédités par Bpifrance Financement, ainsi qu’à donner toutes facilités pour l’exercice de ce contrôle, notamment en ce qui concerne les vérifications sur piéces et sur place. En cas d’association, le BENEFICIAIRE se porte fort pour ses associés du respect de la présente clause,

II. 6 - à faire connaître à Bpifrance Financement toute prise de brevet en France et à l’étranger relative au programme d’innovation aidé et à ne pas abandonner les brevets précités sans avoir mis Bpifrance Financement en mesure de les reprendre gratuitement à son nom au moins deux mois avant l’échéance. En cas de reprise desdits brevets par Bpifrance Financement, ces derniers ne seront pas opposables au BENEFICIAIRE,

II. 7- à ne pas procéder à l’aliénation, la cession, la concession, l’apport ou la transmission à titre quelconque, directement ou indirectement, à titre gratuit, à titre onéreux ou même à titre de réciprocité, des moyens nécessaires soit à la réalisation du programme aidé, spécialement des brevets, precédés de fabrication ou résultats techniques divers, soit à la commercialisation des produits de ce programme, sans avoir obtenu l’accord préalable de Bpifrance Financement,

II. 8 - à communiquer à Bpifrance Financement, dès qu’elles se produisent, toutes modifications dans la répartition du capital social du BENEFICIAIRE, dès qu’elles aboutissent à un changement dans le contrôle du BENEFICIAIRE, ainsi que tout projet de fusion ou de scission,

II. 9 - à communiquer à Bpifrance Financement, dès qu’elles se produisent, toutes modifications dans le statut du BENEFICIAIRE (notamment la forme juridique, l’objet social, le montant du capital), de même qu’à informer Bpifrance Financement de toute procédure prononçant la sauvegarde, le redressement judiciaire ou la liquidation judiciaire du BENEFICIAIRE,

II. 10 - à faire connaître l’aide accordée par Bpifrance Financement chaque fois que le BENEFICIAIRE fera une campagne de presse sur le programme et ses résultats. Passée une période de cinq années à compter de la date de signature du contrat d’aide, Bpifrance Financement pourra publier les informations sur le programme aidé, sauf si le BENEFICIAIRE s’y oppose par écrit.

1

ARTICLE III - COMPTABILITE

III. 1 - Le BENEFICIAIRE tiendra une comptabilité sur laquelle figureront tous éléments nécessaires à l’évaluation précise des dépenses et recettes visées à la présente convention, à savoir:

• les dépenses effectuées conformément à l’assiette de l’aide (factures externes ou documents analytiques internes),

• les recettes encaissées pour le versement des annuités dues à Bpifrance Financement (produits de cessions ou de concessions de licences de brevets ou de savoir-faire, commercialisation de prototypes - maquettes -préséries).

Cette comptabilité ainsi que les éléments de comptabilité générate s’y rapportant seront tenus à la disposition de Bpifrance Financement ou d’un représentant accrédité par lui dans les 15 jours de la demande formulée par Bpifrance Financement pendant une durée de dix ans à compter du dernier versement de l’aide.

III. 2-Toutes les sommes dues au titre de l’aide objet des présentes seront prélevées par Bpifrance Financement sur le compte bancaire du BENEFICIAIRE.

ARTICLE IV - ECHEC COMMERCIAL, SUCCES COMMERCIAL PARTIEL

IV. 1 -Le constat d’échec commercial ou de succès commercial partiel du programme pourra être demandé par le BENEFICIAIRE à Bpifrance Financement.

Il appartiendra au BENEFICIAIRE de faire savoir, notamment, les moyens humains et techniques, financiers et commerciaux qu’il a déployés pendant un délai raisonnable pour commercialiser avec succès les résultats du programme, étant précisé que :

•                  les difficultés financières du BENEFICIAIRE ne permettent pas de justifier la demande

•                  l’état récapitulatif des dépenses produit par le BENEFICIAIRE devra être attesté par son commissaire aux comptes, un expert comptable ou son agent comptable.

Bpifrance Financement pourra, au vu des éléments fournis par le BENEFICIAIRE, prononcer soit le constat d’échec commercial du programme, soit le succès commercial partiel du programme.

IV. 2 -a) En cas d’échec commercial prononcé par Bpifrance Financement, le BENEFICIAIRE se trouvera délié de tous engagements et obligations lui incombant au titre du présent contrat, à l’exception des articles II.6 et II.7 des Conditions Générates, sous réserve qu’il ait rempli tous les engagements et obligations lui incombant jusqu’à la date du constat d’echec. Les sommes déjà versées ou dues par le BENEFICIAIRE en application de l’article 4 des Conditions Particulières resteront acquises à Bpifrance Financement en tout état de cause et à titre définitif.

b) En cas de succès commercial partiel du programme prononcé par Bpifrance Financement, les conditions de remboursement de l’aide visées à l’article 4 des Conditions Particuliéres pourront, le cas échéant, être adaptées par Bpifrance Financement.

c) Le coût des contrôles de dépenses et expertises, internes ou externes, qui pourront être diligentées par Bpifrance Financement pour instruire la demande de constat d’échec du BENEFICIAIRE sera imputé sur le montant de l’aide, ou refacturé au BENEFICIAIRE, qui s’oblige à leur paiement.

ARTICLE V - REPRISE DU PROGRAMME

En cas d’échec ou de succès partiel, d’abandon ou de non exploitation des résultats du programme aidé dans un délai de 4 ans suivant la date de signature du présent contrat, et dans la mesure où il n’a pas remboursé la totalité de l’aide, le BENEFICIAIRE ne pourra s’opposer à la reprise par Bpifrance Financement, ou par un tiers designé par Bpifrance Financement, de tout ou partie de la propriété industrielle, des résultats de toute nature, des maquettes ou prototypes réalisés au titre du programme aidé et, d’une façon générale, le BENEFICIAIRE ne pourra s’opposer à la reprise du programme par d’autres entreprises. L’application de cette clause sera faite dans un esprit de concertation afin de préserver au mieux les intérêts du BENEFICIAIRE et l’intérêt général.

ARTICLE VI — REVERSEMENT DE L’AIDE ET REPETITION DE L’INDU

VI. 1 -La présente aide donnera lieu de plein droit à reversement de l’aide en cas de cession - totale ou partielle -ainsi qu’en cas de cessation d’activité, de dissolution ou de liquidation amiable du BENEFICIAIRE.

En cas de solidarité entre plusieurs BENEFICIAIRES, le jugement d’ouverture d’une procédure de sauvegarde, de redressement judiciaire ou de liquidation judiciaire prononcé à l’encontre d’un des BENEFICIAIRES entraînera de plein droit le reversement de l’aide auprès du ou des autres BENEFICIAIRES. II en sera de même en cas de cessation d’activité, de dissolution ou de liquidation amiable d’un des BENEFICIAIRES.

VI. 2 -A la seule initiative de Bpifrance Financement, la présente aide donnera lieu au reversement de l’aide pour la totalité de son montant dans l’un ou l’autre des cas suivants :

a- inobservation par le BENEFICIAIRE de l’une quelconque de ses obligations résultant des présentes,

b- situation non régulière du BENEFICIAIRE au regard de ses obligations sociales et fiscales,

c- déclarations inexactes ou mensongères du BENEFICIAIRE,

d- inachèvement ou abandon du programme constaté par Bpifrance Financement.

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e- résiliation anticipée, pour queique cause que ce soit, de tout contrat concédant au BENEFICIAIRE des droits d’exploitation sur des techniques, produits ou procédés mis en œuvre pour la réalisation du programme aidé, et/ou nécessaires à la commercialisation des résultats en découlant

VI. 3-Dans le cas où les documents et pièces justificatives fournies par le BENEFICIAIRE feraient apparaître des dépenses inférieures aux dépenses retenues dans l’assiette de l’aide, le montant de l’aide sera de plein droit réduit au prorata du total des dépenses effectivement justifiées et retenues par Bpifrance Financement, le BENEFICIAIRE s’engageant à reverser sans délai l’indu èventuellement constatè.

La répétition immédiate sera de droit, si Bpifrance Financement l’exige et sans qu’il y ait lieu à formalités judiciaires ou extrajudiciaires, la somme à verser étant alors égale à l’encours de l’aide augmenté, le cas échéant, de pénalités de retard au taux fixé à l’article VIII.

ARTICLE VII — INFORMATION DU COMITE D’ENTREPRISE

Lorsque l’aide accordée sous forme de prêt ou d’avance remboursable est d’un montant supérieur à 1 500 000 € ou sous forme de subvention d’un montant superieur à 200 000 €, le BENEFICIAIRE s’engage à informer et consulter son Comité d’Entreprise conformément aux dispositions de l’art — R 2323-7-1 du code du travail.

L’information et la consultation devront porter sur la nature, I’objet, le montant et les conditions de versement de l’aide accordée.

Le BENEFICIAIRE tiendra à disposition de Bpifrance Financement les justificatifs suivants : convocation du CE, éléments d’information fournis au CE et compte-rendu dudit CE.

Le BENEFICIAIRE est informé que I’absence récurrente ou persistante du respect des obligations ci-dessus définies est susceptible de conduire Bpifrance Financement à exiger le reversement partiel ou total de l’aide.

ARTICLE VIII — PENALITES DE RETARD

Toute somme non versee dans les délais contractuels sera majorée de pénalités de retard au taux de 0,7% (zéro sept pour cent) par mois calendaire de retard.

ARTICLE IX — AUTORISATION DE TRANSMISSION D’INFORMATIONS

Le BENEFICIAIRE autorise Bpifrance Financement à transmettre aux autres entités du groupe Bpifrance, ainsi qu’à l’Etat et aux Collectivités Territoriales et de maniere générale à tous bailleurs de fonds, intervenant directement ou indirectement au financement de la présente demande d’aide, les informations relatives au BENEFICIAIRE, au programme aidé, et au montant de l’aide accordée. Ces éléments seront également fournis à la Commission Européenne, ainsi que des informations sur l’intensite de l’aide et sur le secteur d’activite concerné, dans le cadre des rapports annuels qui doivent lui être fournis. De maniere generale, Bpifrance Financement est autorisé par le BENEFICIAIRE à communiquer à la Commission Européenne tous les éléments d’information nécessaires à l’exercice de son controle en matière d’aides d’Etat.

ARTICLE X — PROTECTION DES DONNEES A CARACTERE PERSONNEL

Les informations nominatives recueillies dans le cadre du present acte sont obligatoires pour le traitement et la gestion de l’opération en cause et en particulier pour son traitement informatique effectué sous la responsabilité de Bpifrance Financement. Elles pourront egalement, de convention expresse et à défaut d’opposition, être utilisées ou communiquées aux mêmes fins aux autres personnes morales du Groupe, ses partenaires, intermédiaires, courtiers et assureurs voire à des tiers ou sous-traitants dans la limite nécessaire à l’exécution des prestations concernées. Vous pouvez vous opposer, sans frais, à ce que les données vous concemant soient utilisées à des fins de prospection, notamment commerciale.

Conformement aux dispositions de la loi N°78-17 du 6 janvier 1978 et des lois subséquenf.es relatives à l’informatique, aux fichiers et libertés, vous bénéficiez d’un droit d’accès, de rectification, de suppression et d’opposition aux informations vous concernant que vous pouvez exercer par l’envoi d’un courrier à Bpifrance Financement, Direction des Systèmes d’information, service SIAQ, au 27/31 avenue du Général Leclerc -94710-Maisons-Alfort Cedex.

ARTICLE XI — PREVALENCE DES CONDITIONS PARTICULIERES

En cas d’opposition entre les présentes conditions générales et particulières, les conditions particulières prévalent

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A1308020 V AE AN A0 00

MODELE A PARAPHER

ETAT RECAPITULATIF DES DEPENSES ACQUITTEES
ET ATTESTATION DE REGULARITE FISCALE ET SOCIALE

Entreprise bénéficiaire :	0
Contrat n° :	0
Date de réception de la demande d’alde :	00/01/1900
Date de prise en compte des dépenses :	00/01/1900
Date de fin de différé de remboursement ou date de fin de programme (cf. contrat) :	00/01/1900

Veuillez trouver ci-dessous le récapitulatif, résumé par catégorie, des dépenses acquittées, conformément au devis annexé au contrat d’aide.

	Etape 1	Etape 2	Etape 3
	du	du	du
	au	au	au	TOTAL
Dépenses internes :
Frais de personnel	—	—	—	—
Frais généraux forfaitaires	—	—	—	—
Achats et Consommables HT	—	—	—	—
SOUS TOTAL DEPENSES INTERNES	—	—	—	—

Prestations extemes et sous-traitances HT	—	—	—	—
SOUS TOTAL PRESTATIONS EXTERNES	—	—	—	—

Investissements, amortissements et autres HT :
Investissements non récupérables	—	—	—	—
Amortissement invest. Récupérables	—	—	—	—
Autres frais spécifiques (sur justificatifs)	—	—	—	—
SOUS TOTAL INVESTISSEMENTS et AUTRES	—	—	—	—

TOTAL GLOBAL	—	—	—	—

Montant des dépenses prévues au devis annexé au contrat d’aide :
Montant des dépenses acquittées par le Bénéficiaire (en euros) :				—

Cachet de l’entroprise                    • Le soussigné certifie sur l’honneur que le bénéficiaire du contrat d’aide susmentionné est en situation régulière au regard de ses obligations fiscales et sociales.

• Le soussigné certifie sur l’honneur l’exactitude des informations indiquées dans le présent état récapitulatif des dépenses.

Fait à :

En date du :

Nom et qualité du signataire des présentes ayant pouvoir de contracter :

Signature :

Certification par l’expert-comptable ou par l’Agent Comptable assignataire pour les bénéficiaires publics.

• Le soussigné certifie l’exactitude des informations indiquées dans le présent état récapitulatif

Fait à :

En date du :

Nom et qualité du signataire (Expert-Comptable ou Agent Comptable assignataire)

Signature :

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Nota : Cet état récapitulatif des dépenses acquittées dans le cadre du programme d’innovation conduit par le Bénéficiaire et soutenu par Bpifrance Financement, est issu d’un fichier informatique constitué de plusieurs onglets à compléter, répertoriant les différentes catégories de coût, selon le devis annexé au contrat :

•        onglet Frais de personnel (incluant les frais généraux forfaitaires)

•        onglet Achats et Consommables

•        onglet Prestations extemes et Sous-traitances

•        onglet Investissements, amortissements et autres

Cet outil informatique vous permettra de suivre les dépenses réalisées dans le cadre de ce programme d’innovation et d’établir le récapitulatif des dépenses. La version électronique de cet outil informatique vous sera transmise sur simple demande par mail à l’interlocuteur du Service de Gestion Innovation et Immatériel en charge de la gestion et du suivi de votre dossier d’aide.